Exhibit 10.6


                                 AMENDMENT NO. 1
                                       TO
                           SECOND AMENDED AND RESTATED
                               SERVICING AGREEMENT

         AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED SERVICING AGREEMENT, dated as of September 23, 1998 (the "Amendment"), between VT INC., as trustee (together with its successors and permitted assigns, the "Origination Trustee") of WORLD OMNI LT, an Alabama trust (the "Origination Trust"), and WORLD OMNI FINANCIAL CORP., a Florida corporation (together with its successors and permitted assigns, the "Company" or, in its capacity as servicer, the "Servicer").

                                    RECITALS

         A. The undersigned are parties to the Second Amended and Restated Servicing Agreement dated as of July 1, 1994 (the "Original Agreement").

         B. The undersigned desire to amend the Original Agreement to make certain changes related to the merger of ALFI, the former general partner of ALFI LP (as each is defined in the Original Agreement), with and into Auto Lease Finance LLC, a Delaware limited liability company.

         NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

         Section 1.        Definitions.

         For all purposes of this Amendment, except as otherwise expressly provided for or unless the context otherwise requires, (a) unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them by the Original Agreement, (b) all terms used in this Amendment include (i) all genders and (ii) the plural as well as the singular,
(c) all references to words such as "herein", "hereof" and the like shall refer to this Amendment as a whole and not to any particular article or sections within this Amendment, (d) the term "include" and all variations thereon shall mean "include without limitation", and (e) the term "or" shall include "and/or".

         Section 2.        Amendment of Section 1.01.

         The following defined term is hereby added between "ALFI" and ALFI LP" in Section 1.01:

                  "ALFI LLC" means Auto Lease Finance LLC, a Delaware limited liability company, the successor to Auto Lease Finance, Inc.



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         Section 3.        Amendment of Section 2.01.

         Clause (A) of Section 2.01(b)(ii)(B)(1)(ii) is hereby amended and restated in its entirety as follows:

         (A) the Servicer, either (x) as the sole stockholder of ALFI prior to June 1, 1994, (y) as the owner of a 99% limited partnership interest in ALFI LP and as the sole stockholder of the general partner and the owner of the 1% general partnership interest in ALFI LP from June 1, 1994 until the date hereof, and (z) as the owner of a 99.9% limited partnership interest in ALFI LP and as the sole member of ALFI LLC, the general partner and the owner of the 0.1% general partnership interest in ALFI LP, from and after the date hereof, has made a capital contribution to the UTI Holder ("Servicer Capital Contribution") during the period since the last Servicer reimbursement pursuant to this Section 2.01(b)(ii)(B)(1) equal to the aggregate reserve or overcollateralization requirement with respect to any borrowings made during such period by the UTI Holder pursuant to any Securitized Financing secured by a UTI Pledge (as reflected in the most recent borrowing base certificate with respect thereto), and


         Section 4.        Amendment of Section 5.14.

         Section 5.14 is hereby amended and restated in its entirety as follows:

                  The Servicer covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against, (i) ALFI, ALFI LP, World Omni Lease Securitization L.P. or any other Special Purpose Affiliate, (ii) ALFI LLC, World Omni Lease Securitization LLC or any other general partner of a Special Purpose Affiliate that is a partnership, (iii) any manager (other than World Omni Financial Corp.) of a limited liability company that is a general partner of a Special Purpose Affiliate that is a partnership or that itself is a Special Purpose Affiliate, or (iv) the Origination Trustee or the Origination Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. This Section shall survive the termination of this Agreement or the resignation or removal of the Servicer under this Agreement.

         Section 5.        Amendment of Section 5.07.

         Section 5.07 is hereby amended and restated in its entirety as follows:

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and all such provisions also shall inure to the benefit of the Origination Trustee, on behalf of the Origination Trust. Further, all references herein to Persons or entities other than parties hereto shall be deemed to refer to the successors and permitted assigns of such persons, to the extent that such construction is reasonably possible; to the extent that such construction is not reasonably possible, the parties hereto shall amend this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner.
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         Section 6.        Effect of Amendment.

                  Other than as specifically amended by this Amendment, the Original Agreement remains in full force and effect and is hereby reaffirmed in all respects. Further, all references therein to the "Agreement" shall be deemed to refer to the Original Agreement, as amended by this Amendment.

         Section 7.        Governing Law.

                  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS.

         Section 8.        Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provision or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Amendment invalid or unenforceable in any respect.

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         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first set forth above.

                           WORLD OMNI FINANCIAL CORP.


                           By: /s/ Patrick C. Ossenbeck
                               --------------------------
                           Name:  Patrick C. Ossenbeck
                           Title: Assistant Treasurer


                           VT INC., as trustee of World Omni LT


                           By: /s/ David S. Vick
                               --------------------------
                           Name:  David S. Vick
                           Title: President


                           AUTO LEASE FINANCE L.P., solely for purposes of
                             Section 2.14 of the Original Agreement


                           By: Auto Lease Finance LLC, its general partner


                           By: World Omni Financial Corp., as managing member


                           By: /s/ Patrick C. Ossenbeck
                               --------------------------
                           Name:  Patrick C. Ossenbeck
                           Title: Assistant Treasurer


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